SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   NOVEMBER 19, 2004
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                           RS GROUP OF COMPANIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

              FLORIDA                               000 - 50046                              65-1082128
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   (State or Other Jurisdiction                   (Commission File                         (IRS Employer
         of Incorporation)                            Number)                           Identification No.)
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        200 Yorkland Blvd., Suite 200, Toronto, Ontario, Canada M2J 5C1
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code (416) 391-4223

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. .2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 (Results of Operations and Financial Condition),
Item 8.01.(Other Events)

On November 19, 2004, RS Group of Companies, Inc., issued a press release announcing financial results set forth in its Form 10-QSB for the period ending
September 30, 2004 and disclosure regarding the increase in its cash position subsequent to the end of the third fiscal quarter. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01(c) (Financial Statements and Exhibits).

99.1 Press Release of RS Group of Companies, Inc. dated November 19, 2004 regarding the filing of a Form 10-QSB for the period ending September
         30, 2004.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RS Group of Companies, Inc.

                                    By:     /s/ John Hamilton
                                    -------------------------
                                    Name:   John Hamilton
                                    Title:  Chairman & Chief Executive Officer

Dated: November 24, 2004


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

                                 EXHIBIT INDEX


NUMBER   EXHIBIT

99.1 Press Release of RS Group of Companies, Inc. dated November 19, 2004 regarding the filing of a Form 10-QSB for the period ending September
         30, 2004.